UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 17, 2010

DUANE READE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	05-0599589 (IRS Employer Identification No.)

440 NINTH AVENUE NEW YORK, NY (Address of principal executive offices)	10001 (Zip Code)

Registrant’s telephone number, including area code:  (212) 273-5700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 17, 2010, Duane Reade Holdings, Inc., a Delaware corporation (“Duane Reade”), issued a joint press release with Walgreen Co., an Illinois corporation (“Walgreens”) announcing the execution of a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of February 17, 2010, by and among Duane Reade, Walgreens, Duane Reade Shareholders, LLC, a Delaware limited liability company and those individuals and other entities listed on the signature pages and Schedule A, Schedule B, and Schedule C thereto. A copy of the joint press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit 99.1:	Joint press release of Duane Reade and Walgreens, issued on February 17,
2010, regarding the execution of the Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 17, 2010

DUANE READE HOLDINGS, INC.

By: Name: Title:	/s/ John K. Henry John K. Henry Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Joint press release of Duane Reade and Walgreens, issued on February 17, 2010, regarding the execution of the Securities Purchase Agreement